UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant To Section 13 or 15(D)
                     of the Securities Exchange Act of 1934

                Date of earliest event reported: AUGUST 29, 2007


                        GLOBAL ENTERTAINMENT CORPORATION
               (Exact name of registrant as specified in charter)


          Nevada                        0-50643                   86-0933274
(State or Other Jurisdiction          (Commission               (IRS Employer
    of Incorporation)                 File Number)           Identification No.)


       4909 E. McDowell, Suite 104
            Phoenix, Arizona                                      85008-4293
(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (480) 994-0772
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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 29, 2007 Global Entertainment Corporation ("the Company") issued a press release announcing its financial results for the fiscal year ended May 31, 2007. The full text of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits

     The following exhibits are filed as part of this report:

     Exhibit No.                      Description
     -----------                      -----------
       99.1 Press release, dated August 29, 2007, announcing the financial results of Global Entertainment Corporation for the fiscal year ended May 31, 2007.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         GLOBAL ENTERTAINMENT CORPORATION


Date: August 29, 2007                    By: /s/ J. Craig Johnson
                                            --------------------------------
                                         Name:  J. Craig Johnson
                                         Title: Executive Vice President and
                                                Chief Financial Officer


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
                                                   EXHIBIT INDEX

     Exhibit No.                      Description
     -----------                      -----------
       99.1 Press release, dated August 29, 2007, announcing the financial results of Global Entertainment Corporation for the fiscal year ended May 31, 2007.